Exhibit 10.5

VOLKSWAGEN AUTO LOAN ENHANCED TRUST 20[ ]-[ ]

AMENDED AND RESTATED

TRUST AGREEMENT

[between][among]

VOLKSWAGEN AUTO LEASE/LOAN UNDERWRITTEN FUNDING, LLC,

as the Depositor

[and]

[    ],

as the Owner Trustee

[and

[    ],

as the Issuer Delaware Trustee]

Dated as of [    ]

-i-

TABLE OF CONTENTS

(continued)

-ii-

TABLE OF CONTENTS

(continued)

Exhibit A	Form of Certificate

-iii-

This AMENDED AND RESTATED TRUST AGREEMENT is made as of [ ] (as from time to time amended, supplemented or otherwise modified and in effect, this “Agreement”) [between][among] VOLKSWAGEN AUTO LEASE/LOAN UNDERWRITTEN FUNDING, LLC, a Delaware limited liability company, as the depositor (the “Seller”), [and] [    ], a [            ], as the owner trustee (the “Owner Trustee”)[, and [            ], a [            ], as the issuer Delaware trustee (the “Issuer Delaware Trustee” and together with the Owner Trustee, the “Trustees”, and each, a “Trustee”)].

RECITALS

WHEREAS, the Seller and the [Owner Trustee][Trustees] entered into that certain Trust Agreement dated as of [    ] (the “Original Trust Agreement”), and filed a certificate of trust with the Secretary of State of the State of Delaware pursuant to which the Issuer (as defined below) was created; and

WHEREAS, in connection with the issuance of the Notes, the parties have agreed to amend and restate the Original Trust Agreement;

NOW THEREFORE, IN CONSIDERATION of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Capitalized Terms. Unless otherwise indicated, capitalized terms used in this Agreement are defined in Appendix A to the Sale and Servicing Agreement dated as of the date hereof (as from time to time amended, supplemented or otherwise modified and in effect, the “Sale and Servicing Agreement”) among the Issuer, the Seller, VW Credit, Inc., as servicer, and [    ], as indenture trustee, as the same may be amended, modified or supplemented from time to time.

SECTION 1.2. Other Interpretive Provisions. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document delivered pursuant hereto unless otherwise defined therein. For purposes of this Agreement and all such certificates and other documents, unless the context otherwise requires: (a) accounting terms not otherwise defined in this Agreement, and accounting terms partly defined in this Agreement to the extent not defined, shall have the respective meanings given to them under GAAP (provided, that, to the extent that the definitions in this Agreement and GAAP conflict, the definitions in this Agreement shall control); (b) terms defined in Article 9 of the UCC as in effect in the State of Delaware and not otherwise defined in this Agreement are used as defined in that Article; (c) the words “hereof,” “herein” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (d) references to any Article, Section, Schedule or Exhibit are references to Articles, Sections, Schedules and Exhibits in or to this Agreement, and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (e) the term “including” and all variations thereof means “including without limitation”; (f) references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; and (g) references to any Person include that Person’s successors and assigns.

ARTICLE II

ORGANIZATION

SECTION 2.1. Name. The trust created under the Original Trust Agreement and continued hereby shall be known as “Volkswagen Auto Loan Enhanced Trust 20[ ]-[ ]” (the “Issuer”), in which name the Owner Trustee may conduct the business of such trust, make and execute contracts and other instruments on behalf of such trust and sue and be sued.

SECTION 2.2. Office. The office of the Issuer shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address as the Owner Trustee may designate by written notice to the Certificateholder, the Seller and the Administrator.

SECTION 2.3. Purposes and Powers. The purpose of the Issuer is, and the Issuer shall have the power and authority, to engage in the following activities:

(a) to issue the Notes pursuant to the Indenture and the Certificate pursuant to this Agreement, and to sell, transfer and exchange the Notes and the Certificate and to pay interest on and principal of the Notes and distributions on the Certificate;

(b) to acquire the property and assets set forth in the Sale and Servicing Agreement from the Seller pursuant to the terms thereof, to make deposits to and withdrawals from the Collection Account, the Principal Distribution Account and the Reserve Account and to pay the organizational, start-up and transactional expenses of the Issuer;

(c) to assign, Grant, transfer, pledge, mortgage and convey the Trust Estate pursuant to the Indenture and to hold, manage and distribute to the Certificateholder any portion of the Trust Estate released from the lien of, and remitted to the Issuer pursuant to, the Indenture;

(d) to enter into and perform its obligations under the Transaction Documents to which it is a party;

(e) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(f) subject to compliance with the Transaction Documents, to engage in such other activities as may be required in connection with conservation of the Trust Estate and the making of distributions to the Certificateholder and the Noteholders.

The Owner Trustee is hereby authorized to engage in the foregoing activities on behalf of the Issuer. Neither the Issuer nor the Owner Trustee on behalf of the Issuer shall engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the other Transaction Documents.

SECTION 2.4. Appointment of the [Owner Trustee][Trustees]. The Seller hereby appoints the Owner Trustee as trustee of the Issuer effective as of the date hereof, to have all the rights, powers and duties set forth herein. [The Seller hereby appoints the Issuer Delaware Trustee as Delaware trustee of the Issuer effective as of the date hereof for the sole purpose of satisfying the requirement of Section 3807(a) of the Statutory Trust Act that the Issuer have at least one trustee with a principal place of business in the State of Delaware. It is understood and agreed by the parties hereto that the Issuer Delaware Trustee shall have none of the duties or liabilities of the Owner Trustee.]

SECTION 2.5. Initial Capital Contribution of Trust Estate. As of the date of the Original Trust Agreement, the Seller sold, assigned, transferred, conveyed and set over to the Owner Trustee the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Seller, as of such date, of the foregoing contribution, which shall constitute the initial Trust Estate and shall be deposited in the Collection Account.

SECTION 2.6. Declaration of Trust. The Owner Trustee hereby declares that it will hold the Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholder, subject to the obligations of the Issuer under the Transaction Documents. It is the intention of the parties hereto that the Issuer constitute a statutory trust under the Statutory Trust Act and that this Agreement constitute the governing instrument of such statutory trust. It is the intention of the parties hereto that, solely for United States federal income and state and local income, franchise and value added tax purposes, so long as there is a single beneficial owner of the Certificate, the Issuer will be disregarded as an entity separate from such beneficial owner and the Notes will be characterized as debt. The parties agree that, unless otherwise required by appropriate tax authorities, the Issuer will not file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Issuer as an entity separate from its beneficial owner. In the event that the Issuer is deemed to have more than one beneficial owner for United States federal income tax purposes, the Issuer will file returns, reports and other forms consistent with the characterization of the Issuer as a partnership, and this Agreement shall be amended to include such provisions as may be required under Subchapter K of the Code. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Statutory Trust Act with respect to accomplishing the purposes of the Issuer. The [Owner Trustee][Trustees] filed the Certificate of Trust with the Secretary of State of the State of Delaware as required by Section 3810(a) of the Statutory Trust Act. Notwithstanding anything herein or in the Statutory Trust Act to the contrary, it is the intention of the parties hereto that the Issuer constitute a “business trust” within the meaning of Section 101(9)(A)(v) of the Bankruptcy Code.

SECTION 2.7. Organizational Expenses; Liabilities of the Holders.

(a) The Servicer shall pay organizational expenses of the Issuer as they may arise.

(b) No Certificateholder (including the Seller) shall have any personal liability for any liability or obligation of the Issuer.

SECTION 2.8. Title to the Trust Estate. Legal title to all the Trust Estate shall be vested at all times in the Issuer as a separate legal entity.

SECTION 2.9. Representations and Warranties of the Seller. The Seller hereby represents and warrants to the [Owner Trustee][Trustees] that, as of the date hereof:

(a) Existence and Power. The Seller is a limited liability company validly existing and in good standing under the laws of the State of Delaware and has, in all material respects, all power and authority required to carry on its business as now conducted. The Seller has obtained all necessary licenses and approvals in each jurisdiction where the failure to do so would materially and adversely affect the ability of the Seller to perform its obligations under the Transaction Documents and the Underwriting Agreement.

(b) Authorization and No Contravention. The execution, delivery and performance by the Seller of each Transaction Document to which it is a party (i) have been duly authorized by all necessary action on the part of the Seller and (ii) do not contravene or constitute a default under (A) any applicable law, rule or regulation, (B) its organizational instruments or (C) any material agreement, contract, order or other instrument to which it is a party or its property is subject (other than violations of such laws, rules, regulations, indenture or agreements which do not affect the legality, validity or enforceability of any of such agreements and which, individually or in the aggregate, would not materially and adversely affect the transactions contemplated by, or the Seller’s ability to perform its obligations under, the Transaction Documents to which it is a party).

(c) No Consent Required. No approval, authorization or other action by, or filing with, any Governmental Authority is required in connection with the execution, delivery and performance by the Seller of any Transaction Document other than (i) UCC filings, (ii) approvals and authorizations that have previously been obtained and filings which have previously been made and (iii) approvals, authorizations or filings which, if not obtained or made, would not have a material adverse effect on the ability of the Seller to perform its obligations under the Transaction Documents to which it is a party.

(d) Binding Effect. Each Transaction Document and the Underwriting Agreement to which the Seller is a party constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting creditors’ rights generally and, if applicable the rights of creditors of limited liability companies from time to time in effect or by general principles of equity or other similar laws of general application relating to or affecting the enforcement of creditors’ rights generally and subject to general principles of equity.

(e) No Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Seller, threatened against the Seller before or by any Governmental Authority that (i) assert the invalidity or unenforceability of this Agreement or any of the other Transaction Documents, (ii) seek to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the other Transaction Documents, (iii) seek any determination or ruling that would materially and adversely affect the performance by the Seller of its obligations under this Agreement or any of the other Transaction Documents or the collectability or enforceability of the Receivables, or (iv) relate to the Seller that would materially and adversely affect the federal or Applicable Tax State income, excise, franchise or similar tax attributes of the Notes.

SECTION 2.10. Situs of Issuer. The Issuer shall be located in the State of Delaware (it being understood that the Issuer may have bank accounts located and maintained outside of Delaware).

ARTICLE III

CERTIFICATE AND TRANSFER OF CERTIFICATE

SECTION 3.1. Initial Ownership. Upon the formation of the Issuer and until the issuance of the Certificate, the Seller is the sole beneficiary of the Issuer; and upon the issuance of the Certificate, the Seller will no longer be a beneficiary of the Issuer, except to the extent that the Seller is the Certificateholder.

SECTION 3.2. Authentication of Certificate. Concurrently with the sale of the Transferred Assets to the Issuer pursuant to the Sale and Servicing Agreement, the Owner Trustee shall cause the Certificate to be executed on behalf of the Issuer, authenticated and delivered to or upon the written order of the Seller, signed by its chairman of the board, its president, its chief financial officer, its chief accounting officer, any vice president, its secretary, any assistant secretary, its treasurer or any assistant treasurer, without further corporate action by the Seller. The Certificate shall represent 100% of the beneficial interest in the Issuer and shall be fully-paid and nonassessable.

SECTION 3.3. Form of the Certificate. The Certificate, upon issuance, will be issued in the form of a typewritten Certificate, substantially in the form of Exhibit A hereto, representing a definitive Certificate and shall be registered in the name of “[                ]” as the initial registered owner thereof. The Owner Trustee shall execute and authenticate, or cause to be authenticated, the definitive Certificate in accordance with the instructions of the Seller.

SECTION 3.4. Registration of Certificates. The Owner Trustee shall maintain at its office referred to in Section 2.2, or at the office of any agent appointed by it and approved in writing by the Certificateholder at the time of such appointment, a register for the registration and transfer of the Certificate.

SECTION 3.5. Transfer of Certificate.

(a) The Certificateholder may assign, convey or otherwise transfer all or any of its right, title and interest in the Certificate; provided, that (i) the Owner Trustee and the Issuer receive an Opinion of Counsel stating that, in the opinion of such counsel, such transfer will not cause the Issuer to be treated as an association or publicly traded partnership taxable as a corporation for United States federal income tax purposes and (ii) the Certificate may not be acquired by or for the account of or with the assets of a Benefit Plan or any other plan that is subject to a law that is substantially similar to Title I of ERISA or Section 4975 of the Code (“Similar Law”). By accepting and holding a Certificate (or any interest therein), the holder thereof shall be deemed to have represented and warranted that it is not, and is not purchasing the Certificate (or any interest therein) on behalf of, a Benefit Plan or any other plan or retirement arrangement that is subject to Similar Law. The Owner Trustee shall have no duty to independently determine that the requirement in (ii) above is met and shall incur no liability to any person in the event the holder of the Certificate does not comply with such restrictions. Subject to the transfer restrictions contained herein and in the Certificate, the Certificateholder may transfer all or any portion of the beneficial interest in the Issuer evidenced by such Certificate upon surrender thereof to the Owner Trustee accompanied by the documents required by this Section. Such transfer may be made by the registered Certificateholder in person or by his attorney duly authorized in writing upon surrender of the Certificate to the Owner Trustee accompanied by a written instrument of transfer and with such signature guarantees and evidence of authority of the Persons signing the instrument of transfer as the Owner Trustee may reasonably require. Promptly upon the receipt of such documents and receipt by the Owner Trustee of the transferor’s Certificate, the Owner Trustee shall record the name of such transferee as a Certificateholder and its percentage of beneficial interest in the Issuer in the Certificate register and issue, execute and deliver to such Certificateholder a Certificate evidencing such beneficial interest in the Issuer. In the event a transferor transfers only a portion of its beneficial interest in the Issuer, the Owner Trustee shall register and issue to such transferor a new Certificate evidencing such transferor’s new percentage of beneficial interest in the Issuer. Subsequent to a transfer and upon the issuance of the new Certificate or Certificates, the Owner Trustee shall notify the Indenture Trustee of such transfer, the name and address of the transferee, and cancel and destroy the Certificate surrendered to it in connection with such transfer. The Owner Trustee may treat, for all purposes whatsoever, the Person in whose name any Certificate is registered as the sole owner of the beneficial interest in the Issuer evidenced by such Certificate, and neither the Owner Trustee, nor any agent of the Owner Trustee shall be affected by notice to the contrary. No transfer of all or any part of a Certificateholder’s interest (or any economic interest therein) shall be made to any transferee other than a U.S. Tax Person. Further, in the event of any transfer of a Certificate, the transferor shall deliver to any transferee an IRS Form W-9 (or applicable successor form) certifying that it is a U.S. Tax Person if so required in order to avoid withholding under Section 1446(f) of the Code or related regulations or Internal Revenue Service guidance (together with any other appropriate certifications or documentation required).

(b) As a condition precedent to any registration of transfer under this Section 3.5, the Owner Trustee may require the payment of a sum sufficient to cover the payment of any tax or taxes or other governmental charges required to be paid in connection with such transfer.

(c) The Owner Trustee shall not be obligated to register any transfer of a Certificate unless each of the transferor and the transferee have certified to the Owner Trustee that such transfer does not violate any of the transfer restrictions stated herein including, but not limited to clauses (d) and (e) of this Section 3.5. The Owner Trustee shall not be liable to any Person for registering any transfer based on such certifications.

(d) No transfer (or purported transfer) of all or any part of a Certificateholder’s interest (or any economic interest therein), whether to another Certificateholder or to a person who is not a Certificateholder, shall be effective, and any such transfer (or purported transfer) shall be void ab initio, and no person shall otherwise become a Certificateholder if, after such transfer (or purported transfer), the Issuer would have more than 95 direct or indirect holders of an interest in the Certificates. For purposes of determining whether the Issuer will have more than 95 direct or indirect holders of an interest in the Certificates, each Person indirectly owning an interest through a partnership (including any entity treated as a partnership for federal income tax purposes), a grantor trust or an S Corporation for U.S. federal income tax purposes (within the meaning of Section 1361(a)(1) of the Code) (each such entity, a “flow-through entity”) shall be treated as a Certificateholder unless the Seller determines in its sole and absolute discretion, after consulting with qualified tax counsel, that less than substantially all of the value of the beneficial owner’s interest in the flow-through entity is attributable to the flow-through entity’s interest (direct or indirect) in the Issuer. Each Certificateholder (or indirect holder on whose behalf any Certificates are held) shall notify the Administrator of any changes in ownership, and the Administrator shall monitor the number of direct and indirect holders for purposes of this clause (d).

(e) No transfer shall be permitted if the same is effected through an established securities market or secondary market (or the substantial equivalent thereof) within the meaning of Section 7704 of the Code or would make the Issuer ineligible for “safe harbor” treatment under Section 7704 of the Code.

SECTION 3.6. Lost, Stolen, Mutilated or Destroyed Certificates. If (i) any mutilated Certificate is surrendered to the Owner Trustee or (ii) the Owner Trustee receives evidence to its satisfaction that the Certificate has been destroyed, lost or stolen, and upon proof of ownership satisfactory to the Owner Trustee together with such security or indemnity as may be requested by the Owner Trustee to save it harmless, the Owner Trustee shall execute and deliver a new Certificate for the same percentage of beneficial interest in the Issuer as the Certificate so mutilated, destroyed, lost or stolen, of like tenor and bearing a different issue number, with such notations, if any, as the Owner Trustee shall determine. Upon the issuance of any new Certificate under this Section 3.6, the Issuer or Owner Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of the Certificate and any other reasonable expenses (including the reasonable fees and expenses of the Issuer and the Owner Trustee) connected therewith. Any duplicate Certificate issued pursuant to this Section 3.6 shall constitute complete and indefeasible evidence of ownership in the Issuer, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

ARTICLE IV

ACTIONS BY OWNER TRUSTEE

SECTION 4.1. Prior Notice to Certificateholder with Respect to Certain Matters. With respect to the following matters, the Owner Trustee shall not take action unless at least 10 days before the taking of such action (or such shorter notice acceptable to the Certificateholder), the Owner Trustee shall have notified the Certificateholder in writing of the proposed action and the Certificateholder shall not have notified the Owner Trustee in writing prior to the 10th day (or such shorter notice acceptable to the Certificateholder) after such notice is given that the Certificateholder has withheld consent or provided alternative direction:

(a) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

(b) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interests of the Certificateholder;

(c) the amendment, change or modification of the Sale and Servicing Agreement, or the Administration Agreement, except to cure any ambiguity or defect or to amend or supplement any provision in a manner that would not materially adversely affect the interests of the Certificateholder; or

(d) the appointment pursuant to the Indenture of a successor Indenture Trustee or the consent to the assignment by the Note Registrar or the Indenture Trustee of its obligations under the Indenture or this Agreement, as applicable.

SECTION 4.2. Action by Certificateholder with Respect to Certain Matters. The Owner Trustee shall not have the power, except upon the direction of the Certificateholder, to (a) except as expressly provided in the Transaction Documents, sell the Collateral after the termination of the Indenture in accordance with its terms, (b) remove the Administrator under the Administration Agreement pursuant to Section 8 thereof or (c) appoint a successor Administrator pursuant to Section 8 of the Administration Agreement. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Certificateholder.

SECTION 4.3. Action by Certificateholder with Respect to Bankruptcy. The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Issuer until one year and one day after the Note Balance of all Notes has been reduced to zero without the prior written approval of the Certificateholder and the delivery to the Owner Trustee by the Certificateholder of a certificate certifying that the Certificateholder reasonably believes that the Issuer is insolvent; provided however nothing in this section shall prevent the Owner

Trustee from filing a proof of claim in such a bankruptcy proceeding. [The Issuer Delaware Trustee shall not have the power to commence a voluntary Proceeding in bankruptcy relating to the Issuer and no consent or approval by the Issuer Delaware Trustee shall be required with respect to a voluntary Proceeding in bankruptcy relating to the Issuer.]

SECTION 4.4. Restrictions on Certificateholder’s Power. The Certificateholder shall not direct [the Owner Trustee][either Trustee] to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Issuer or [the Owner Trustee][such Trustee] under this Agreement or any of the Transaction Documents or would be contrary to Section 2.3, nor shall [the Owner Trustee][such Trustee] be obligated to follow any such direction, if given.

SECTION 4.5. Majority Control. To the extent that there is more than one Certificateholder, any action which may be taken or consent or instructions which may be given by the Certificateholder under this Agreement may be taken by Certificateholders holding in the aggregate a percentage of the beneficial interest in the Issuer equal to more than 50% of the beneficial interest in the Issuer at the time of such action.

ARTICLE V

APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

SECTION 5.1. Application of Trust Funds. Distributions on the Certificate shall be made in accordance with the provisions of the Indenture and the Sale and Servicing Agreement. Subject to the lien of the Indenture, the Owner Trustee shall promptly distribute to the Certificateholder all other amounts (if any) received by the Issuer or the Owner Trustee in respect of the Trust Estate. After the termination of the Indenture in accordance with its terms, the Owner Trustee shall distribute all amounts received (if any) by the Issuer and the Owner Trustee in respect of the Trust Estate at the direction of the Certificateholder provided, however, the Owner Trustee will be entitled to reimbursement for all fees, expenses and indemnities due and owing to them under the Transaction Documents before any amounts shall be distributed to the Certificateholder.

SECTION 5.2. Method of Payment. Subject to the Indenture, distributions required to be made to the Certificateholder on any Payment Date and all amounts received by the Issuer or the Owner Trustee on any other date that are payable to the Certificateholder pursuant to this Agreement or any other Transaction Document shall be made to the Certificateholder by wire transfer, in immediately available funds, to the account of the Certificateholder designated by the Certificateholder to the Owner Trustee and Indenture Trustee in writing.

SECTION 5.3. Sarbanes-Oxley Act. Notwithstanding anything to the contrary herein or in any Transaction Document, the Owner Trustee shall not be required to execute, deliver or certify in accordance with the provisions of the Sarbanes-Oxley Act on behalf of the Issuer or any other Person, any periodic reports filed pursuant to the Exchange Act, or any other documents pursuant to the Sarbanes-Oxley Act.

SECTION 5.4. Signature on Returns. Subject to Section 2.6, the Certificateholder shall sign on behalf of the Issuer the tax returns of the Issuer, unless applicable law requires the Owner Trustee to sign such documents, in which case such documents shall be signed by the Owner Trustee at the written direction of the Certificateholder.

ARTICLE VI

AUTHORITY AND DUTIES OF [OWNER] TRUSTEE[S]

SECTION 6.1. General Authority. The Owner Trustee is authorized and directed to execute and deliver the Transaction Documents to which the Issuer is named as a party, and each certificate or other document attached as an exhibit to or contemplated by the Transaction Documents to which the Issuer or the Owner Trustee is named as a party and any amendment thereto, in each case, in such form as the Seller shall approve, as evidenced conclusively by the Owner Trustee’s execution thereof, and at the written direction of the Seller, to direct the Indenture Trustee to authenticate and deliver Class A-1 Notes in the aggregate principal amount of $[    ], Class A-2[-A] Notes in the aggregate principal amount of $[    ], [Class A-2-B Notes in the aggregate principal amount of $[    ],] Class A-3 Notes in the aggregate principal amount of $[    ] and Class A-4 Notes in the aggregate principal amount of $[    ]. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Issuer pursuant to the Transaction Documents. The Owner Trustee is further authorized from time to time to take such action as the Seller or the Administrator directs in writing with respect to the Transaction Documents, except to the extent that this Agreement expressly requires the consent or direction of the Certificateholders for such action, and the Owner Trustee shall not be liable to any Person for any action or inaction taken pursuant to such direction provided by the Seller or the Administrator.

SECTION 6.2. General Duties. It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the other Transaction Documents and to administer the Issuer in the interest of the Certificateholder, subject to the terms of the Transaction Documents, and in accordance with the provisions of this Agreement and the other Transaction Documents. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Transaction Documents to the extent the Administrator has agreed in the Administration Agreement to perform any act or to discharge any duty of the Issuer or the Owner Trustee hereunder or under any Transaction Document, and the Owner Trustee shall not be liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement and shall have no duty to monitor the performance of the Administrator or any other Person under the Administration Agreement or any other document. The Owner Trustee shall have no obligation to administer, service or collect the Receivables or to maintain, monitor or otherwise supervise the administration, servicing or collection of the Receivables. The Owner Trustee shall not be required to perform or monitor any of the obligations of the Issuer under any Transaction Document other than as expressly provided for herein.

SECTION 6.3. Action upon Instruction.

(a) Subject to Article IV, and in accordance with the Transaction Documents, the Certificateholder may, by written instruction, direct the Owner Trustee in the management of the Issuer. Such direction may be exercised at any time by written instruction of the Certificateholder pursuant to Article IV.

(b) Subject to Section 7.1, the Owner Trustee shall not be required to take any action hereunder or under any Transaction Document if the Owner Trustee shall have reasonably determined or been advised by counsel that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Transaction Document or is otherwise contrary to law.

(c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any Transaction Document or is unsure as to the application of any provision of this Agreement or any Transaction Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholder requesting instruction as to the course of action to be adopted or application of such provision, and to the extent the Owner Trustee acts or refrains from acting in good faith in accordance with any written instruction of the Certificateholder received, the Owner Trustee shall not be liable on account of such action or inaction to any Person. If the Owner Trustee shall not have received appropriate instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Transaction Documents, as it shall deem to be in the best interests of the Certificateholder, and shall have no liability to any Person for such action or inaction.

(d) The Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation, at the request, order or direction of the Certificateholder or any other Person, unless such Certificateholder or such Person has offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee (including, without limitation, the reasonable fees and expenses of its counsel) therein or thereby, including such advances as the Owner Trustee shall reasonably request.

SECTION 6.4. No Duties Except as Specified in this Agreement or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Issuer or the Owner Trustee is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.3; and no implied duties or obligations shall be read into this Agreement or any Transaction Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or Lien granted to it hereunder or to prepare or file any Commission filing (including any filings required under the Sarbanes-Oxley Act) for the Issuer or to record this Agreement or any Transaction Document. To the extent that, at law or in equity, the Owner Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Issuer or the Certificateholder, it is hereby understood and agreed by the other parties hereto that all such duties and liabilities are replaced by the duties and liabilities of the Owner Trustee expressly set forth in this Agreement and the Statutory Trust Act. [The Owner Trustee][Each Trustee] nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Liens on any part of the Trust Estate that result from actions by, or claims against, [the Owner Trustee][such Trustee] that are not related to the ownership or the administration of the Trust Estate. The Owner Trustee shall have no responsibility or liability for or with respect to the genuineness, value, sufficiency or validity of the Trust Estate.

SECTION 6.5. No Action Except under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Transaction Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.3.

SECTION 6.6. Restrictions. The Owner Trustee shall not take any action (a) that is inconsistent with the purposes of the Issuer set forth in Section 2.3 or (b) that, to the actual knowledge of a Responsible Officer of the Owner Trustee, would (i) affect the treatment of the Notes as indebtedness for United States federal income and state and local income, franchise and value added tax purposes, (ii) be deemed to cause a taxable exchange of the Notes for United States federal income or state income or franchise tax purposes or (iii) cause the Issuer or any portion thereof to be treated as an association or publicly traded partnership taxable as a corporation for United States federal income, state and local income or franchise tax purposes. The Certificateholder shall not direct the Owner Trustee to take action that would violate the provisions of this Section.

SECTION 6.7. [Rights and Protections of the Issuer Delaware Trustee. The Issuer Delaware Trustee shall be entitled to all of the same rights, protections, indemnities and immunities under this Agreement and with respect to the Issuer as the Owner Trustee. No amendment or waiver of any provision of this Agreement which adversely affects the Issuer Delaware Trustee shall be effective against it without its prior written consent.

SECTION 6.8. Duties of the Issuer Delaware Trustee. Notwithstanding any other provision of this Agreement or any other document, the duties of the Issuer Delaware Trustee shall be limited to (i) accepting legal process served on the Issuer in the State of Delaware and (ii) the execution of any certificates required to be filed with the Secretary of State of the State of Delaware which the Issuer Delaware Trustee is required to execute under Section 3811 of the Statutory Trust Act. To the extent that, at law or in equity, the Issuer Delaware Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Issuer or the Certificateholders, it is hereby understood and agreed by the other parties hereto that all such duties and liabilities are replaced by the duties and liabilities of the Issuer Delaware Trustee expressly set forth in this Agreement and the Statutory Trust Act. The Issuer Delaware Trustee shall have no liability for the acts or omissions of the Owner Trustee.]

ARTICLE VII

CONCERNING THE [OWNER] TRUSTEE[S]

SECTION 7.1. Acceptance of Trusts and Duties. [The Owner][Each] Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Trust Estate upon the terms of the Transaction Documents and this Agreement. [The Owner][Each] Trustee shall not be personally liable or accountable hereunder or under any Transaction Document under any circumstances notwithstanding anything herein or in the Transaction Documents to the contrary, except (i) for its own willful misconduct or gross negligence, (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.3 expressly made by [__________] [or [__________], as applicable], in its individual capacity, (iii) for liabilities arising from the failure of [the Owner][such] Trustee to perform obligations expressly undertaken by it in the fourth sentence of Section 6.4 or (iv) for taxes, fees or other charges on, based on or measured by, any fees, commissions or compensation received by [the Owner][such] Trustee. In particular, but not by way of limitation of the foregoing:

(i) The Owner Trustee shall not be personally liable for any error of judgment made in good faith by any of its officers or employees unless it is proved that such persons were negligent in ascertaining the pertinent facts;

(ii) No provision of this Agreement shall require the Owner Trustee to expend or risk its personal funds or otherwise incur any financial liability in the exercise of its rights or powers hereunder;

(iii) Under no circumstances shall the Owner Trustee be personally liable for any representation, warranty, covenant, obligation or indebtedness of the Issuer;

(iv) The Owner Trustee shall not be deemed to have knowledge or notice of any fact or event unless a Responsible Officer of the Owner Trustee has actual knowledge thereof or unless written notice of such fact or event is received by a Responsible Officer and such notice references the fact or event;

(v) [Neither the][The] Owner Trustee [nor the Issuer Delaware Trustee] shall [not] be personally liable for (x) special, indirect, consequential or punitive damages, however styled, including, without limitation, lost profits, (y) the acts or omissions of any nominee, correspondent, clearing agency, securities depository through which it holds the Trust’s securities or assets or (z) any losses due to forces beyond the control of the Owner Trustee [or the Issuer Delaware Trustee, as applicable], including, without limitation, strikes, work stoppages, acts of war or terrorism, insurrection, revolution, pandemics, epidemics, nuclear or natural catastrophes or acts of God and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services;

(vi) All funds deposited with the Owner Trustee hereunder may be held in a non-interest bearing trust account and the Owner Trustee shall not be liable for any interest thereon. Money held in trust need not be segregated from all other funds except and to the extent required by law or the terms of this Agreement;

(vii) The [Owner Trustee][Trustees] shall have no responsibility for preparing, filing or maintaining any trust licensing or qualifications to do business, securities law filing or tax filing, and in no event will [either][the Owner] Trustee have any responsibility to monitor compliance with or enforce compliance with the credit risk retention requirements for asset-backed securities or other rules or regulations relating to risk retention;

(viii) The Owner Trustee shall not be personally responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by any Person other than the Owner Trustee; and

(ix) Notwithstanding anything contained herein to the contrary, the [Owner Trustee][Trustees] shall not be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will, even after the appointment of a co-trustee or separate trustee in accordance with Section 10.5 hereof, (i) require the registration with, licensing by or the taking of any other similar action in respect of, any State or other governmental authority or agency of any jurisdiction other than the State of Delaware by or with respect to the [Owner Trustee][Trustees] (as such or in [their][its] individual capacity); (ii) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivisions thereof in existence on the date hereof other than the State of Delaware becoming payable by the [Owner Trustee][Trustees] (as such or in [their][its] individual capacity); or (iii) subject the [Owner Trustee][Trustees] (as such or in [their][its] individual capacity) to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by the [Owner Trustee][Trustees] contemplated hereby.

(b) It shall be the Administrator’s duty and responsibility, and not the [Owner Trustee’s][Trustees’] duty or responsibility, to cause the Issuer to respond to, defend, participate in or otherwise act in connection with any regulatory, administrative, governmental, investigative or other proceeding or inquiry relating in any way to the Issuer, its assets or the conduct of its business; provided, that, the [Owner Trustee][Trustees] hereby agree[s] to cooperate with the Administrator and to comply with any reasonable request made by the Administrator for the delivery of information or documents to the Administrator in the [Owner Trustee’s][Trustees’] actual possession relating to any such regulatory, administrative, governmental, investigative or other proceeding or inquiry.

SECTION 7.2. Furnishing of Documents. The Owner Trustee shall furnish to the Certificateholder promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Transaction Documents.

SECTION 7.3. Representations and Warranties. [(a) ] [Owner Trustee Name] hereby represents and warrants to the Seller for the benefit of the Certificateholder, that:

(i) It is a [                ] validly existing under [                ] [and having an office within the State of Delaware]. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

(ii) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

(iii) This Agreement constitutes a legal, valid and binding obligation of the Owner Trustee, enforceable against the Owner Trustee in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws affecting enforcement of the rights of creditors of banks generally and to equitable limitations on the availability of specific remedies.

(iv) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws.

[(b) [Issuer Delaware Trustee Name] hereby represents and warrants to the Seller for the benefit of the Certificateholder, that:

(i) It is a national banking association existing under the federal laws of the United States of America. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement. It is either a resident of the State of Delaware or has its principal place of business in the State of Delaware, in each case, within the meaning of Section 3807(a) of the Statutory Trust Act.

(ii) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

(iii) This Agreement constitutes a legal, valid and binding obligation of the Issuer Delaware Trustee, enforceable against the Issuer Delaware Trustee in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws affecting enforcement of the rights of creditors of banks generally and to equitable limitations on the availability of specific remedies.

(iv) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Issuer Delaware Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws.]

SECTION 7.4. Reliance; Advice of Counsel. (a) The [Owner Trustee][Trustees] shall incur no personal liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The [Owner Trustee][Trustees] need not investigate any fact or matter stated in any such document, including verifying the correctness of any numbers or calculations. The [Owner Trustee][Trustees] may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the [Owner Trustee][Trustees] may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer, secretary or other Authorized Officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the [Owner Trustee][Trustees] for any action taken or omitted to be taken by [it][them] in good faith in reliance thereon.

(b) In the exercise or administration of the trusts hereunder and in the performance of [its][their] duties and obligations under this Agreement or the Transaction Documents, the [Owner Trustee][Trustees] (i) may act directly or through [its][their] agents or attorneys pursuant to agreements entered into with any of them, but the [Owner Trustee][Trustees] shall not be personally liable for the conduct or misconduct of such agents, custodians, nominees (including persons acting under a power of attorney) or attorneys selected with reasonable care and (ii) may consult with counsel, accountants and other skilled persons knowledgeable in the relevant area to be selected with reasonable care and employed by [it][them] at the expense of the Issuer. The [Owner Trustee][Trustees] shall not be personally liable for anything done, suffered or omitted in good faith by [it][them] in accordance with the written opinion or advice of any such counsel, accountants or other such persons.

SECTION 7.5. Not Acting in Individual Capacity. Except as provided in this Article VII, in accepting the trusts hereby created, [the Owner][each] Trustee acts solely as [the Owner Trustee][a Trustee] hereunder and not in its individual capacity and all Persons having any claim against [the Owner Trustee][a Trustee] by reason of the transactions contemplated by this Agreement or any Transaction Document shall look only to the Trust Estate for payment or satisfaction thereof.

SECTION 7.6. [Owner] Trustee[s] May Own Notes. [The Owner][Each] Trustee in its individual or any other capacity may become the owner or pledgee of Notes. The [Owner Trustee][Trustees] may deal with the Seller, the Indenture Trustee, the Administrator and their respective Affiliates in banking transactions with the same rights as it would have if it were not [the Owner Trustee][a Trustee], and the Seller, the Indenture Trustee, the Administrator and their respective Affiliates may maintain normal commercial banking relationships with the [Owner Trustee][Trustees] and [its][their] Affiliates.

ARTICLE VIII

COMPENSATION AND INDEMNIFICATION OF THE TRUSTEES

SECTION 8.1. The [Owner Trustee’s][Trustees’] Compensation. The Issuer shall cause the Servicer to pay to [the Owner][each] Trustee pursuant to Section 3.11 of the Sale and Servicing Agreement from time to time compensation for all services rendered by [the Owner][each] Trustee under this Agreement pursuant to a fee letter between the Servicer and [the Owner][each] Trustee[, as applicable] (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust). The Servicer, pursuant to Section 3.11 of the Sale and Servicing Agreement and the fee letter[s] between the Servicer and [the Owner][each] Trustee, shall reimburse [the Owner][each] Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by [the Owner][such] Trustee in accordance with any provision of this Agreement (including the reasonable compensation, expenses and disbursements of such agents, experts and counsel as the [Owner Trustee][Trustees] may employ in connection with the exercise and performance of its rights and its duties hereunder, which shall include legal fees and expenses in connection with enforcement of its rights to indemnity hereunder), except any such expense may be attributable to its willful misconduct or gross negligence (other than an error in judgment). To the extent not paid by the Servicer, such fees and reasonable expenses shall be paid by the Issuer in accordance with Section 4.4 of the Sale and Servicing Agreement or Section 5.4(b) of the Indenture, as applicable.

SECTION 8.2. Indemnification. The Seller shall cause the Servicer and the Issuer to indemnify [Owner Trustee Name][each Trustee] in its individual capacity and as trustee and its successors, assigns, directors, officers, employees and agents (the “Indemnified Parties”) from and against, any and all loss, liability, expense, tax, penalty or claim (including reasonable legal fees and expenses, which shall include legal fees and expenses in connection with enforcement of its rights to indemnity hereunder) of any kind and nature whatsoever which may at any time be imposed on, incurred by, or asserted against [Owner Trustee Name][each Trustee, as applicable,] in its individual capacity and as trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the Transaction Documents, the Trust Estate, the administration of the Trust Estate or the action or inaction of [Owner Trustee Name][either Trustee] hereunder; provided, however, that neither the Seller, the Issuer nor the Servicer shall be liable for or required to indemnify [Owner Trustee Name][either Trustee] from and against any of the foregoing expenses arising or resulting from (i) [Owner Trustee’s][such Trustee’s] own willful misconduct or gross negligence, (ii) the inaccuracy of any representation or warranty contained in Section 7.3 expressly made by [Owner Trustee Name][the applicable Trustee] in its individual capacity, (iii) liabilities arising from the failure of [Owner Trustee Name][either Trustee] to perform obligations expressly undertaken by it in the fourth sentence of Section 6.4 or (iv) taxes, fees or other charges on, based on or measured by, any fees, commissions or compensation received by [the Owner][either] Trustee. To the extent not paid by the Servicer, amounts owed by the Issuer under this Section 8.2 shall be paid in accordance with Section 4.4 of the Sale and Servicing Agreement or Section 5.4(b) of the Indenture, as applicable and to the extent these agreements are still in place.

SECTION 8.3. Payments to the Owner Trustee. Any amounts paid to the Owner Trustee pursuant to this Article VIII and the Sale and Servicing Agreement shall be deemed not to be a part of the Trust Estate immediately after such payment.

SECTION 8.4. Survival. The provisions of this Article VIII shall survive termination of this Agreement and shall survive the removal or resignation of the [Owner Trustee][Trustees].

ARTICLE IX

TERMINATION OF TRUST AGREEMENT

SECTION 9.1. Termination of Trust Agreement. The Issuer shall wind up and dissolve and this Agreement shall terminate (other than provisions hereof which by their terms survive termination) upon the later of (a) the final distribution by the Owner Trustee, at the direction of the Certificateholders, of all moneys or other property or proceeds of the Trust Estate in accordance with the terms of the Indenture, the Sale and Servicing Agreement and Article V and (b) the discharge of the Indenture in accordance with Article IV of the Indenture. Upon the dissolution of the Issuer, the Administrator shall take all action necessary to windup the affairs of the Issuer as required by Section 3808 of the Statutory Trust Act. The bankruptcy, liquidation, dissolution, death or incapacity of the Certificateholder shall not (x) operate to terminate this Agreement or the Issuer, nor (y) entitle the Certificateholder’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Issuer or Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

SECTION 9.2. Dissolution of the Issuer. Notice of any dissolution or termination of the Issuer shall be given in writing by the Administrator to the Depositor and the Owner Trustee. Within five (5) Business Days of receipt of such notice, the Owner Trustee shall provide written notice to the Certificateholder of the dissolution or termination of the Issuer and that the final distribution of all amounts remaining in the Trust Estate shall be made upon presentation and surrender of the outstanding Certificates to the Owner Trustee. The Owner Trustee, upon surrender of the outstanding Certificates, shall distribute the remaining Trust Estate (if any) in accordance with Article V hereof and, at the written direction and expense of the Certificateholder, shall cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the Delaware Secretary of State in accordance with the provisions of Section 3810 of the Statutory Trust Act, at which time the Issuer shall terminate and this Agreement (other than Article VIII) shall be of no further force or effect.

SECTION 9.3. Limitations on Termination. Except as provided in Section 9.1, neither the Seller nor the Certificateholder shall be entitled to revoke or terminate the Issuer.

ARTICLE X

SUCCESSOR [OWNER] TRUSTEE[S] AND ADDITIONAL

[OWNER] TRUSTEE[S]

SECTION 10.1. Eligibility Requirements for the Owner Trustee [and Issuer Delaware Trustee]. The Owner Trustee shall at all times be a bank (i) authorized to exercise corporate trust powers, (ii) having a combined capital and surplus of at least $50,000,000 and (iii) subject to supervision or examination by Federal or state authorities. If such bank shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The [Owner][Issuer Delaware] Trustee shall at all times be an institution satisfying the provisions of Section 3807(a) of the Statutory Trust Act. In case at any time [the Owner][either] Trustee shall cease to be eligible in accordance with the provisions of this Section, [the Owner][such] Trustee shall resign immediately in the manner and with the effect specified in Section 10.2.

SECTION 10.2. Resignation or Removal of [the Owner][Either] Trustee. [The Owner][Each] Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Seller, the Administrator, the Servicer, the Indenture Trustee and the Certificateholder. Upon receiving such notice of resignation, the Seller and the Administrator, acting jointly, shall promptly appoint a successor [Owner] Trustee which satisfies the [applicable] eligibility requirements set forth in Section 10.1 by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning [Owner] Trustee and one copy to the successor [Owner] Trustee. If no successor [Owner] Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning [Owner] Trustee may petition any court of competent jurisdiction for the appointment of a successor [Owner] Trustee; provided, however, that such right to appoint or to petition for the appointment of any such successor shall in no event relieve the resigning [Owner] Trustee from any obligations otherwise imposed on it under the Transaction Documents until such successor has in fact assumed such appointment.

If at any time [the Owner][a] Trustee shall cease to be eligible in accordance with the [applicable] provisions of Section 10.1 and shall fail to resign after written request therefor by the Seller or the Administrator, or if at any time [the Owner][such] Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of [the Owner][such] Trustee or of its property shall be appointed, or any public officer shall take charge or control of [the Owner][such] Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Seller or the Administrator may remove [the Owner][such] Trustee. If the Seller or the Administrator shall remove [the Owner][a] Trustee under the authority of the immediately preceding sentence, the Seller and the Administrator, acting jointly, shall promptly appoint a successor [Owner] Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing [Owner] Trustee so removed and one copy to the successor [Owner] Trustee and shall pay all fees owed to the outgoing [Owner] Trustee.

Any resignation or removal of [the Owner][a] Trustee and appointment of a successor [Owner] Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor [Owner] Trustee pursuant to Section 10.3 and payment of all fees and expenses owed to the outgoing [Owner] Trustee. The Seller shall provide (or shall cause to be provided) notice of such resignation or removal of [the Owner] [such] Trustee to each of the Rating Agencies.

SECTION 10.3. Successor [Owner] Trustee. Any successor [Owner] Trustee appointed pursuant to Section 10.2 shall execute, acknowledge and deliver to the Seller, the Administrator and to its predecessor [Owner] Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor [Owner] Trustee shall become effective and such successor [Owner] Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as the [Owner] Trustee. The predecessor [Owner] Trustee shall upon payment of its fees and expenses deliver to the successor [Owner] Trustee all documents and statements and monies held by it under this Agreement; and the Seller and the predecessor [Owner] Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor [Owner] Trustee all such rights, powers, duties and obligations.

No successor [Owner] Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor [Owner] Trustee shall be eligible pursuant to Section 10.1.

Upon acceptance of appointment by a successor [Owner] Trustee pursuant to this Section, the Seller shall mail (or shall cause to be mailed) notice of the successor of [the Owner][such] Trustee to the Certificateholder, Indenture Trustee, the Noteholders and each of the Rating Agencies. If the Seller shall fail to mail (or cause to be mailed) such notice within 10 days after acceptance of appointment by the successor [Owner] Trustee, the successor [Owner] Trustee shall cause such notice to be mailed at the expense of the Seller. Any successor [Owner][Issuer Delaware] Trustee appointed pursuant to this Section 10.3 shall promptly file an amendment to the Certificate of Trust with the Secretary of State of the State of Delaware identifying the name and the principal place of business of such successor [Owner][Issuer Delaware] Trustee in the State of Delaware.

SECTION 10.4. Merger or Consolidation of [the Owner][a] Trustee. Any Person into which [the Owner][a] Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which [the Owner][such] Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of [the Owner][such] Trustee, shall, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, be the successor of [the Owner][such] Trustee hereunder; provided, that such Person shall be eligible pursuant to Section 10.1; and provided, further that [the Owner][such] Trustee shall file an amendment to the Certificate of Trust of the Issuer, if required by applicable law, and mail notice of such merger or consolidation to the Seller and the Administrator.

SECTION 10.5. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate may at the time be located, the Seller and the [the Owner][applicable] Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by [the Owner][such] Trustee to act as co-trustee, jointly with [the Owner][such] Trustee, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person, in such capacity, such title to the Issuer, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Seller and the [Owner][applicable] Trustee may consider necessary or desirable. If the Seller shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the [Owner][applicable] Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 10.1 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.3.

Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i) all rights, powers, duties and obligations conferred or imposed upon the [Owner][applicable] Trustee shall be conferred upon and exercised or performed by [the Owner][such] Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without [the Owner][such] Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, [the Owner][such] Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Issuer or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of [the Owner][such] Trustee;

(ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

(iii) the Seller and the [Owner][applicable] Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

Any notice, request or other writing given to the [Owner][applicable] Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the [Owner][applicable] Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, [the Owner][such] Trustee. Each such instrument shall be filed with the [Owner][applicable] Trustee and copies thereof given to the Seller and the Administrator.

Any separate trustee or co-trustee may at any time appoint the [Owner][applicable] Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the [Owner][applicable] Trustee, to the extent permitted by law, without the appointment of a new or successor trustee. [The Owner][Neither] Trustee shall have [no][any] obligation to determine whether a co-trustee or separate trustee is legally required in any jurisdiction in which any part of the Trust Estate may be located.

ARTICLE XI

MISCELLANEOUS

SECTION 11.1. Amendments.

(a) Any term or provision of this Agreement may be amended by the Seller[, the Issuer Delaware Trustee] and the Owner Trustee without the consent of the Indenture Trustee, any Noteholder, the Issuer or any other Person subject to the satisfaction of one of the following conditions:

(i) the Seller delivers an Opinion of Counsel to the Indenture Trustee to the effect that such amendment will not materially and adversely affect the interests of the Noteholders;

(ii) the Seller delivers an Officer’s Certificate of the Seller to the Indenture Trustee to the effect that such amendment will not materially and adversely affect the interests of the Noteholders; or

(iii) the Rating Agency Condition is satisfied with respect to such amendment and the Seller notifies the Indenture Trustee in writing that the Rating Agency Condition is satisfied with respect to such amendment;

provided, that no amendment shall be effective which affects the rights, protections or duties of the Indenture Trustee[, the Issuer Delaware Trustee] or the Owner Trustee without the prior written consent of such Person.

(b) This Agreement may also be amended from time to time by the Seller[, the Issuer Delaware Trustee] and the Owner Trustee, with the consent of the Holders of Notes evidencing not less than a majority of the aggregate principal balance of the Outstanding Notes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders. It will not be necessary to obtain the consent of the Noteholders to approve the particular form of any proposed amendment or consent, but it will be sufficient if such consent approves the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Noteholders will be subject to such reasonable requirements as the Indenture Trustee may prescribe, including the establishment of record dates pursuant to the Note Depository Agreement.

(c) Prior to the execution of any such amendment, the Seller shall provide written notification of the substance of such amendment to each Rating Agency and the Owner Trustee; and promptly after the execution of any such amendment or consent, the Seller (i) shall furnish a copy of such amendment or consent to each Rating Agency, the Owner Trustee[, the Issuer Delaware Trustee] and the Indenture Trustee and (ii) if this Agreement is amended in accordance with clauses (i) or (ii) of Section 11.1(a), shall furnish a copy of such Opinion of Counsel or Officer’s Certificate, as the case may be, to each of the Rating Agencies.

(d) Prior to the execution of any amendment to this Agreement, the Owner Trustee [and the Issuer Delaware Trustee] shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Owner Trustee [and the Issuer Delaware Trustee] may, but shall not be obligated to, enter into any such amendment which affects [the Owner][such] Trustee’s own rights, duties or immunities under this Agreement.

SECTION 11.2. No Legal Title to Trust Estate in Certificateholder. The Certificateholder shall not have legal title to any part of the Trust Estate. The Certificateholder shall be entitled to receive distributions with respect to its undivided beneficial interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title or interest of the Certificateholder to and in its ownership interest in the Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

SECTION 11.3. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Owner Trustee, [the Issuer Delaware Trustee,] the Seller, the Administrator, the Certificateholder and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

SECTION 11.4. Notices.

(a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given by facsimile with receipt acknowledged by the recipient thereof or upon receipt personally delivered, delivered by overnight courier or mailed certified mail, return receipt requested, or electronic mail, if to the Owner Trustee [and the Issuer Delaware Trustee], addressed as specified on Schedule II to the Sale and Servicing Agreement; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

(b) Any notice required or permitted to be given to the Certificateholder shall be given by first-class mail, postage prepaid, or electronic mail, at the address of the Certificateholder as shall be designated by such party in a written notice to each other party. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

SECTION 11.5. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 11.6. Separate Counterparts. This Agreement may be executed in any number of counterparts, including in counterparts executed via electronic signature, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 11.7. Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Seller, the Owner Trustee and its successors[, the Issuer Delaware Trustee and its successors] and the Certificateholder and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by the Certificateholder shall bind the successors and assigns of the Certificateholder.

SECTION 11.8. No Petition.

(a) Subject to Section 4.3, each of the Owner Trustee (in its individual capacity and as the Owner Trustee), by entering into this Agreement, [the Issuer Delaware Trustee (in its individual capacity and as the Issuer Delaware Trustee), by entering into this Agreement,] the Seller, the Certificateholder, by accepting the Certificate, and the Indenture Trustee and each Noteholder or Note Owner by accepting the benefits of this Agreement, hereby covenants and agrees that prior to the date which is one year and one day after payment in full of all obligations of each Bankruptcy Remote Party in respect of all securities issued by the Bankruptcy Remote Parties (i) such party shall not authorize any Bankruptcy Remote Party to commence a voluntary winding-up or other voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to such Bankruptcy Remote Party or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official with respect to such Bankruptcy Remote Party or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against such Bankruptcy Remote Party, or to make a general assignment for the benefit of, its creditors generally, any party hereto or any other creditor of such Bankruptcy Remote Party and (ii) such party shall not commence, join or institute against, with any other Person, any proceeding against such Bankruptcy Remote Party under any bankruptcy, reorganization, arrangement, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction.

(b) The Seller’s obligations under this Agreement are obligations solely of the Seller and will not constitute a claim against the Seller to the extent that the Seller does not have funds sufficient to make payment of such obligations. In furtherance of and not in derogation of the foregoing, each of the Owner Trustee (in its individual capacity and as the Owner Trustee), by entering into or accepting this agreement, each Certificateholder, by accepting a Certificate, and the Indenture Trustee and each Noteholder or Note Owner, by accepting the benefits of this Agreement, hereby acknowledges and agrees that such Person has no right, title or interest in or to the Other Assets of the Seller. To the extent that, notwithstanding the agreements and provisions contained in the preceding sentence, each of the Owner Trustee, the Indenture Trustee, each Noteholder or Note Owner and the Certificateholder either (i) asserts an interest or claim to, or benefit from, Other Assets or (ii) is deemed to have any such interest, claim to, or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), then such Person further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and will be expressly subordinated to the indefeasible payment in full, which, under the terms of the relevant documents relating to the securitization or conveyance of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distributions or application under applicable law, including insolvency laws, and whether or not asserted against the Seller), including the payment of post-petition interest on such other obligations and liabilities. This subordination agreement will be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. Each of the Owner Trustee (in its individual capacity and as the Owner Trustee), by entering into or accepting this agreement, each Certificateholder, by accepting a Certificate, and the Indenture Trustee and each Noteholder or Note Owner, by accepting the benefits of this Agreement, hereby further acknowledges and agrees that no adequate remedy at law exists for a breach of this Section and the terms of this Section may be enforced by an action for specific performance. The provisions of this Section will be for the third party benefit of those entitled to rely thereon and will survive the termination of this Agreement.

SECTION 11.9. Headings. The Article and Section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

SECTION 11.10. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 11.11. Waiver of Jury Trial. To the extent permitted by applicable law, each party hereto irrevocably waives all right of trial by jury in any action, proceeding or counterclaim based on, or arising out of, under or in connection with this Agreement, any other Transaction Document, or any matter arising hereunder or thereunder.

SECTION 11.12. Information Requests. The parties hereto shall provide any information reasonably requested by the Servicer, the Issuer, the Seller or any of their Affiliates at the expense of the Servicer, the Issuer, the Seller or any of their Affiliates, as applicable, in order to comply with or obtain more favorable treatment under any current or future law, rule, regulation, accounting rule or principle.

SECTION 11.13. Form 10-D and Form 10-K Filings. So long as the Seller is filing Exchange Act Reports with respect to the Issuer (i) no later than each Payment Date, the Owner Trustee shall notify the Seller of any Form 10-D Disclosure Item with respect to the Owner Trustee [or the Issuer Delaware Trustee], together with a description of any such Form 10-D Disclosure Item in form and substance reasonably acceptable to the Seller and (ii) no later than March 15 of each calendar year, commencing March 15, [    ], the Owner Trustee shall notify the Seller in writing of any affiliations or relationships between the Owner Trustee and any Item 1119 Party [or the Issuer Delaware Trustee and any Item 1119 Party]; provided, that no such notification need be made if the affiliations or relationships are unchanged from those provided in the notification in the prior calendar year.

SECTION 11.14. Form 8-K Filings. So long as the Seller is filing Exchange Act Reports with respect to the Issuer, [each of] the Owner Trustee [and the Issuer Delaware Trustee] shall promptly notify the Seller, but in no event later than five (5) Business Days after its occurrence, of any Reportable Event described in clause (e) of the definition thereof with respect to the Owner Trustee of which a Responsible Officer of the Owner Trustee [or the Issuer Delaware Trustee] has actual knowledge (other than a Reportable Event described in clause (e) of the definition thereof as to which the Seller or the Servicer has actual knowledge). [The Owner][A] Trustee shall be deemed to have actual knowledge of any such event to the extent that it relates to [the Owner][such] Trustee in its individual capacity or any action by [the Owner][such] Trustee under this Agreement.

SECTION 11.15. Information to Be Provided by the [Owner Trustee][Trustees].

(a) [Each of the][The] Owner Trustee [and the Issuer Delaware Trustee] shall provide the Seller and the Servicer (each, a “VW Party” and, collectively, the “VW Parties”) with (i) notification, as soon as practicable and in any event within five Business Days, of all demands communicated (other than by a VW Party) to a Responsible Officer of [the Owner][such] Trustee for the repurchase or replacement of any Receivable pursuant to Section 2.4 of the Sale and Servicing Agreement or Section 3.4 of the Purchase Agreement, as applicable and (ii) promptly upon reasonable written request (which may include electronic communications) by a VW Party, any other information reasonably requested by a VW Party in [the Owner][such] Trustees’ possession and that can be provided to the VW Parties without unreasonable effort or expenses to facilitate compliance by the VW Parties with Rule 15Ga-1 under the Exchange Act, and Items 1104(e), 1117, 1119 and 1121(c) of Regulation AB. In no event shall [either of] the Owner Trustee [or the Issuer Delaware Trustee] have (x) any responsibility or liability in connection with any filing required to be made by a securitizer under the Exchange Act or Regulation AB or with any VW Parties’ compliance with the Exchange Act or Regulation AB or (y) any duty or obligation to undertake any investigation or inquiry related to repurchase activity or otherwise to assume any additional duties or responsibilities in respect of the Transaction Documents or the transactions contemplated thereby. In no event shall [either of] the Owner Trustee [or the Issuer Delaware Trustee] be deemed to be a “securitizer” as defined in Section 15Ga of the Exchange Act, nor shall it have any responsibility for making any filing to be made by a securitizer under the Exchange Act or Regulation AB. A demand does not include general inquiries, including investor inquiries, regarding asset performance or possible breaches of representations or warranties.

(b) [Each of the][The] Owner Trustee [and the Issuer Delaware Trustee] shall, as promptly as practicable following notice to or discovery by [the Owner][either] Trustee of any changes to any information regarding [the Owner][such] Trustee as is required for the purpose of compliance with Item 1117 of Regulation AB, provide to the Depositor, in writing, such updated information.

SECTION 11.16. Electronic Signatures and Transmission.

(a) For purposes of this Agreement, any reference to “written” or “in writing” means any form of written communication, including, without limitation, electronic signatures, and any such written communication may be transmitted by electronic transmission. The term “electronic signature” shall mean any electronic symbol or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record. Each of the parties hereto agrees that this Agreement, any addendum or amendment hereto or any other document necessary for the consummation of the transactions contemplated by this Agreement may be accepted, executed or agreed to through the use of an electronic signature in accordance with the E-Sign Act, UETA or any applicable state law. Each of the Issuer, the Owner Trustee[, the Issuer Delaware Trustee] and the Administrator are authorized to accept written instructions, directions, reports, notices or other communications delivered by electronic transmission and shall not have any duty or obligation to verify or confirm that the Person sending instructions, directions, reports, notices or other communications or information by electronic transmission is, in fact, a Person authorized to give such instructions, directions, reports, notices or other communications or information on behalf of the party purporting to send such electronic transmission; and none of the Issuer, the Owner Trustee[, the Issuer Delaware Trustee] or the Administrator shall have any liability for any losses, liabilities, costs or expenses incurred or sustained by any party as a result of such reliance upon or compliance with such instructions, directions, reports, notices or other communications or information delivered to the Issuer, the Owner Trustee[, the Issuer Delaware Trustee] or the Administrator, as applicable, including, without limitation, the risk of the Issuer, the Owner Trustee[, the Issuer Delaware Trustee] or the Administrator acting on unauthorized instructions, notices, reports or other communications or information, and the risk of interception and misuse by third parties.

(b) Any requirement in this Agreement, the Notes or the Certificates that a document, including this Agreement, the Notes and the Certificates, is to be signed or authenticated by “manual signature” or similar language shall not be deemed to prohibit signature by facsimile or electronic signature and shall not be deemed to prohibit delivery thereof by electronic transmission.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

[ ], as the Owner Trustee

By:
Name:
Title:

[[ ], as the Issuer Delaware Trustee

By:
Name:
Title: ]

S-1	Amended & Restated Trust Agreement

VOLKSWAGEN AUTO LEASE/LOAN UNDERWRITTEN FUNDING, LLC

By:
Name:
Title:

By:
Name:
Title:

S-2	Amended & Restated Trust Agreement

EXHIBIT A

FORM OF CERTIFICATE

NUMBER	$[ ]
100% BENEFICIAL INTEREST
R-1

VOLKSWAGEN AUTO LOAN ENHANCED TRUST 20[ ]-[ ]

CERTIFICATE

Evidencing the 100% beneficial interest in all of the assets of the Issuer (as defined below), which consist primarily of motor vehicle receivables, including motor vehicle retail installment sales contracts and/or installment loans that are secured by new and used automobiles, minivans and sport utility vehicles.

(This Certificate does not represent an interest in or obligation of Volkswagen Auto Lease/Loan Underwritten Funding, LLC, VW Credit, Inc. or any of their respective Affiliates, except to the extent described below.)

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES OR “BLUE SKY” LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE RESOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES OR “BLUE SKY” LAWS, PURSUANT TO AN EXEMPTION THEREFROM OR IN A TRANSACTION NOT SUBJECT THERETO.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE ACQUIRED OR HELD (IN THE INITIAL ACQUISITION OR THROUGH A TRANSFER) BY OR FOR THE ACCOUNT OF OR WITH ANY ASSETS OF (A) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) WHICH IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (B) A PLAN DESCRIBED BY SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, (C) ANY ENTITY DEEMED TO HOLD THE PLAN ASSETS OF ANY OF THE FOREGOING BY REASON OF ANY EMPLOYEE BENEFIT PLAN’S OR A PLAN’S INVESTMENT IN SUCH ENTITY OR (D) ANY PLAN OR RETIREMENT ARRANGEMENT THAT IS SUBJECT TO A LAW THAT IS SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”).

THIS CERTIFIES THAT [                        ] is the registered owner of a 100% nonassessable, fully-paid beneficial interest in the Trust Estate of VOLKSWAGEN AUTO LOAN ENHANCED TRUST 20[ ]-[ ], a Delaware statutory trust (the “Issuer”) formed by Volkswagen Auto Lease/Loan Underwritten Funding, LLC, a Delaware limited liability company, as depositor (the “Seller”).

The Issuer was created pursuant to a Trust Agreement dated as of [    ] (as amended and restated by the Amended and Restated Trust Agreement, dated as of [    ], the “Trust Agreement”), [between][among] the Seller, [and] [    ], as owner trustee (the “Owner Trustee”) [and [    ], as the issuer Delaware trustee (the “Issuer Delaware Trustee”)], a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in Appendix A to the Sale and Servicing Agreement, dated as of [    ], among the Seller, the Issuer, [    ], as indenture trustee, and VW Credit, Inc., as servicer, as the same may be amended or supplemented from time to time.

This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound. The provisions and conditions of the Trust Agreement are hereby incorporated by reference as though set forth in their entirety herein.

The holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders as described in the Indenture, the Sale and Servicing Agreement and the Trust Agreement, as applicable.

THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

By accepting this Certificate, the Certificateholder hereby covenants and agrees that prior to the date which is one year and one day after payment in full of all obligations of each Bankruptcy Remote Party in respect of all securities issued by the Bankruptcy Remote Parties (i) such Person shall not authorize such Bankruptcy Remote Party to commence a voluntary winding-up or other voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to such Bankruptcy Remote Party or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official with respect to such Bankruptcy Remote Party or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against such Bankruptcy Remote Party, or to make a general assignment for the benefit of any party hereto or any other creditor of such Bankruptcy Remote Party, and (ii) such Person shall not commence or join with any other Person in commencing any proceeding against such Bankruptcy Remote Party under any bankruptcy, reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction.

By accepting and holding this Certificate (or any interest herein), the holder hereof shall be deemed to have represented and warranted that it is not, and is not purchasing on behalf of, a Benefit Plan or any governmental, non-U.S., or church plan or any other employee benefit plan or retirement arrangement that is subject to Similar Law.

By accepting and holding this Certificate (or any interest therein), the holder hereof shall be deemed to have represented and warranted that it is a United States person under Section 7701(a)(30) of the Code.

It is the intention of the parties to the Trust Agreement that, solely for United States income, franchise and value added tax purposes, (i) so long as there is a single Certificateholder for United States federal income tax purposes, the Issuer will be disregarded as an entity separate from such Certificateholder, and if there is more than one Certificateholder for United States federal income tax purposes, the Issuer will be treated as a partnership and (ii) the Notes will be characterized as debt. By accepting this Certificate, the Certificateholder agrees to take no action inconsistent with the foregoing intended tax treatment.

By accepting this Certificate, the Certificateholder acknowledges that this Certificate represents the entire beneficial interest in the Issuer only and does not represent interests in or obligations of the Seller, the Servicer, the Administrator, the Owner Trustee, [the Issuer Delaware Trustee,] the Indenture Trustee or any of their respective Affiliates and no recourse may be had against such parties or their assets, except as expressly set forth or contemplated in this Certificate, the Trust Agreement or any other Transaction Document.

IN WITNESS WHEREOF, the Issuer has caused this Certificate to be duly executed.

Dated:

VOLKSWAGEN AUTO LOAN ENHANCED TRUST 20[ ]-[ ]

By: [ ], not in its individual capacity, but solely as Owner Trustee

By:
Name:
Title:

OWNER TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is the Certificate referred to in the within-mentioned Trust Agreement.

[ ], not in its individual capacity but solely as Owner Trustee

By:
Authenticating Agent

A-5